UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 8, 2025

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Other Events

Hawthorne Airport Acquisition Initial Closing

On December 8, 2025, the Company completed the previously announced acquisition of certain real estate assets giving it control of Hawthorne airport. A copy of the press release announcing the closing is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events

On December 10, 2025, the Company filed a prospectus supplement pursuant to Rule 424(b) under the Securities Act with the Securities and Exchange Commission (the “SEC”) relating to the resale of 1,174,453 shares of Class A common stock, $0.0001 par value per share that were issued by the Company to the selling stockholder. The shares were issued pursuant to an Asset Purchase Agreement, dated November 18, 2025, by and among the parties named therein relating to the acquisition of certain intellectual property assets of Overair Inc. by the Company. The prospectus supplement forms a part of the Company’s Registration Statement on Form S-3 (No. 333-284812), which was originally filed with the SEC on February 11, 2025 (the “Registration Statement”).

A copy of the legal opinion of Fenwick & West LLP relating to the validity of the shares of Class A common stock is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Fenwick & West LLP.
23.1	Consent of Fenwick & West LLP. (included in Exhibit 5.1)
99.1	Press release dated December 9, 2025
104	Cover Page Interactive Data File (formatted in the Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: December 10, 2025	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	Chief Legal & Strategy Officer